Exhibit 32.1.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Foamex International Inc. on Form 10-K/A for the period ended January 1, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas E. Chorman, President, Chief Executive Officer, and Principal Financial Officer of Foamex International Inc., certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Foamex International Inc.


/s/ Thomas E. Chorman
-----------------------------------
Thomas E. Chorman
President, Chief Executive Officer,
and Principal Financial Officer
May 1, 2006